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                                                                  EXHIBIT 23(A)

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-41184, 33-53357,33-53359, 33-57597, 33-57599, 33-63571, 33-64305, 333-16357, 333-19687, 333-21005,
333-21519, and 333-21649.

ARTHUR ANDERSEN LLP


Jacksonville, Florida
March 18, 1997